UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 9, 2004

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2004-3

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575 333-106575- 07	31-1750007 51-6560278
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibit listed in Item 9.01(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes by Capital One Prime Auto Receivables Trust 2004-3 described in the Final Prospectus Supplement dated December 1, 2004.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-3 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 9, 2004	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ JERRY HAMSTEAD
	Name:	Jerry Hamstead
	Title:	Assistant Vice President

December 9, 2004	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-3
By: Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2004-3

	By:	/s/ ALBERT A. CIAFRE
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President